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                                                          Exhibit 1(b)








                                MERCK & CO., INC.

                                 $1,670,000,000

                           MEDIUM-TERM NOTES, SERIES C

                             DISTRIBUTION AGREEMENT


                                                         October 9, 1997


Goldman, Sachs & Co.,
   85 Broad Street,
      New York, New York  10004.

J.P. Morgan Securities Inc.,
   60 Wall Street,
      New York, New York  10260.

Morgan Stanley & Co. Incorporated,
   1585 Broadway,
       New York, New York 10036.

Dear Sir or Madam:

                  Merck & Co., Inc., a New Jersey corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series C (the "Securities"), at an aggregate initial public offering price of up to $1,670,000,000, subject to reduction as the result of the concurrent sale of other Debt Securities (as defined in the Prospectus) by the Company, and agrees with each of you (individually, an "Agent," and collectively, the "Agents") as set forth in this Agreement.

                  Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex II hereto, relating to such sale in accordance
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with Section 2(b) hereof. This Distribution Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

                  The Securities will be issued under the Indenture, dated as of April 1, 1991, as amended and supplemented (the "Indenture"), between the Company and First Trust of New York, National Association, as Trustee (the "Trustee"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights of holders thereof established, from time to time by the Company in accordance with the Indenture.

                  1. The Company represents and warrants to, and agrees with, each Agent that:

                  (a) Two registration statements on Form S-3 (File Nos. 33-60322 and 333-36383) in respect of debt securities of the Company, including the Securities, have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus relating to all such debt securities contained therein, has been declared effective by the Commission in such form; no other document with respect to such registration statements or document incorporated by reference therein has been filed or transmitted for filing with the Commission (other than the prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Agents) on or prior to the date hereof; and no stop order suspending the effectiveness of any such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in such registration statements or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus";


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         the various parts of such registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statements at the time such part of such registration statements became effective but excluding Form T-1, each as amended at the time such part thereof became effective, are hereinafter collectively called the "Registration Statement"; the prospectus (including any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were


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         filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date in the case of the Registration Statement and any amendment thereto and as of the applicable filing date in the case of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;


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                  (d) Neither the Company nor any of its subsidiaries has
         sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the consolidated capital stock or any material increase in the consolidated long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of New Jersey, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                  (f) Each of the following subsidiaries of the Company: MSD Ireland (Holdings) S.A., Merck Sharp & Dohme (Ireland) Ltd., MSD Overseas Finance, Merck Sharp & Dohme Quimica de Puerto Rico, Inc., Merck Sharp & Dohme Limited, Merck Sharp & Dohme (Italia) S.p.A., Merck Sharp & Dohme B.V., Laboratoires Merck Sharp & Dohme - Chibret SNC, Banyu Pharmaceutical Co., Ltd., Financiere MSD S.A.S., MSD Overseas Manufacturing Co. and Merck Sharp & Dohme Overseas Finance has been duly incorporated, and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to qualify would not have a materially adverse effect upon the Company and its consolidated subsidiaries taken as a whole;


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                  (g) The Securities have been duly authorized, and, when
         Securities are issued and delivered pursuant to this Agreement and any Terms Agreement (or other agreement for the sale of particular Securities made pursuant to Section 2(b)), will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Securities of any particular issuance of Securities will conform to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to such issuance of Securities;

                  (h) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement (or other agreement for the sale of particular Securities made pursuant to Section 2(b)), and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental


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         agency or body is required for the solicitation of offers to purchase
         Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement (or other agreement for the Sale of particular Securities made pursuant to Section 2(b))or the Indenture, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby;

                  (i) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                  (j) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement (or other agreement for the sale of particular Securities made pursuant to Section 2(b)), the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

                  2. (a) On the basis of the representations and warranties, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its


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reasonable efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company shall not have been terminated pursuant to Section 10 with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of nine months or more except pursuant to this Agreement or any Terms Agreement (or other agreement for the sale of particular Securities made pursuant to Section 2(b)), or except pursuant to a private placement not constituting a public offering under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, (i) the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf with persons other than broker-dealers, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale; and (ii) the Company shall have the right at any time to request the Agents to execute, prior to the date 15 Business Days in New York City after such request, an amendment to this Agreement to provide for another person as an Agent hereunder on substantially the same terms as the Agents hereunder on the date of such request, and each Agent shall have the right either to execute such amendment or to terminate the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company pursuant to
Section 10 with respect to such Agent. These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement.

                  Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedures attached hereto as Annex III as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedures"). The provisions of the Administrative Procedures shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the


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Administrative Procedures. The Company will furnish to the Trustee a copy of the
Administrative Procedures as from time to time in effect.

                  The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities from the Company. As soon as practicable, but in any event not later than one Business Day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. Any time at which no such suspension of solici tation of offers is in effect and any time at which no suspension of solicitation of offers to purchase Securities pursuant to Section 4(c) is in effect, and any time when either any Agent shall own any Securities with the intention of reselling them or the Company has accepted an offer to purchase Securities but the related settlement has not occurred, is referred to herein as a "Marketing Time."

                  The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount in accordance with the schedule set forth in Annex I hereto.

                  (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and shall either be made by a Terms Agreement, substantially in the form of Annex II hereto, or by an oral agreement to be followed by a written confirmation or communication, which written confirmation or communication shall be deemed to incorporate the terms specified in the applicable Pricing Supplement. Upon acceptance by the Company of an offer to purchase Securities, unless the Company and any Agent otherwise agree in writing, any such Terms Agreement or written confirmation or communication transmitted by any Agent to the Company shall constitute an agreement between such Agent and the Company for the sale and purchase of such Securities. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the


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terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof.

                  For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedures. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Annex I hereto and in accordance with the schedule set forth therein.

                  Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedures, is referred to herein as a "Time of Delivery". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the settlement date (if later than the otherwise applicable settlement date) shall be the date for payment of funds and delivery of securities for all the Securities sold pursuant to an offering of Securities having identical terms (including the issue date) and terms of sale (whether or not set forth in a single Terms Agreement).

                  (c) Each Agent agrees that, with respect to any Security denominated in a currency other than U.S. dollars, it will not (i) as agent, directly, or indirectly, solicit offers to purchase, or (ii) as principal under any Terms Agreement or otherwise, directly or indirectly, offer, sell or deliver, such Security in, or to residents of, the country issuing such currency, except as permitted by applicable law.

                  3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the


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offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, at 11:00
a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

                  4.  The Company covenants and agrees with each Agent:

                  (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase particular Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to and in accordance with Rule 424(b) under the Act; (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment on it, and if the Company effects any amendment or supplementation of the Registration Statement or the Prospectus to which an Agent objects, such Agent shall be relieved of its obligations under Section 2(a) to solicit offers to purchase Securities until such time as the Company shall have filed such further amendments or supplements such that such Agent is reasonably satisfied with the Registration Statement and the Prospectus, as then amended or supplemented; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such


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         Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with or mailed for filing to the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) Promptly from time to time to take such action as such Agent reasonably may request to qualify the Securities for offering and sale under the securities laws of such United States jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedures), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if, during any Marketing Time a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented


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
         would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent promptly by telephone (with confirmation in writing) and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one Business Day in New York City later) and to cease making offers or sales of Securities which an Agent may then own as principal; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);


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                  (e) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and
         (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

                  (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities, without the prior written consent of such Agent;

                  (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus


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
         as amended and supplemented relating to such Securities);

                  (h) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), and each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, each such time to be referred to for purposes of this Section 4(h) as a "Representation Date", the Company shall, notify each Agent of each such amendment, supplement or filing and if requested by any Agent shall, (a) concurrently if such Representation Date shall occur during a Marketing Time, or (b) immediately at commencement of the next Marketing Time if such Representation Date shall not occur during a Marketing Time, furnish or cause to be furnished forthwith to such Agent a written opinion of Mary M. McDonald, Esq., General Counsel for the Company, or such other person who shall be General Counsel to the Company at such time of delivery, dated the date of such amendment, supplement, incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect set forth in Section 6(c) hereof; provided, however, that to the extent appropriate such opinion or opinions may reconfirm matters set forth in a prior opinion delivered under Section 6(c) or this Section 4(h); provided further, however, that any opinion or opinions furnished under this Section 4(h) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date and shall state that the Securities sold in the relevant Applicable Period (as defined below) have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject only to the exceptions set forth in clause (v) of Section 6(c) hereof as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles, and conform to the description thereof contained in the Prospectus as amended or supplemented at the relevant settlement date or dates for the sale of such Securities. For the purpose of this
         Section 4(h), "Applicable Period" shall mean with respect to any opinion delivered on a Representation Date the period commencing on the date as of which the most recent prior opinion delivered under Section 6(c) or this Section 4(h) speaks and ending on such Representation Date;

                  (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement) and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than the filing of an 8-K with an earnings release), in either case to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, such time to be referred to for purposes of this Section 4(i) as an "Accountants' Representation Date", the Company shall notify each Agent of each such amendment, supplement or filing and if requested by any Agent shall, (a) concurrently if such Accountants' Representation Date shall occur during a Marketing Time, or (b) immediately at the commencement of the next Marketing Time if such Accountants' Representation Date shall not occur during a Marketing Time, cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment, supplement, incorporation by reference or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(d) hereof which was last furnished to such Agent;

                  (j) At each Representation Date referred to in Section 4(h) the Company shall notify each Agent of each such amendment, supplement or filing and if requested by any Agent shall, (a) concurrently if such Representation Date shall occur during a Marketing Time, or (b) immediately at the commencement of the next Marketing Time if such Representation Date shall not occur during a Marketing Time, furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation by reference or the Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 6(g) hereof which were last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said
         Section 6(g) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

                  (k) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedures, any condition set forth in Section 6(a), 6(e) or 6(f) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(k), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(a), 6(e) and 6(f), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(e) and 6(f) on behalf of any such person).

                  5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the fees, disbursements and expenses of counsel for the Agents in connection with the program contemplated hereby, any opinions to be rendered by such counsel hereunder and the transactions contemplated hereunder; (iii) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, any indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for the offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(v) any fees charged by securities rating services for rating the Securities;
(vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing, and providing any CUSIP or other identification numbers for, the Securities; (viii) the fees and expenses of the Trustee and any agent of the Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for the Trustee or such agent in connection with any Indenture and the Securities; (ix) the fees and expenses of any Depository (as defined in the Indenture) and any nominees thereof in connection with the Securities; (x) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

                  6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the

Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(j) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and at and as of such Solicitation Time or Time of Delivery, as the case may be, the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof;
         (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

                  (b) Sullivan & Cromwell, counsel to the Agents, shall have furnished to such Agent such opinion or opinions, dated the Commencement Date, as such Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Mary M. McDonald, Esq., Senior Vice President and General Counsel for the Company (or such other person who shall be General Counsel to the Company at such Time of Delivery), shall have furnished to such Agent such counsel's written opinions, dated the Commencement Date, in form and substance satisfactory to such Agent, to the effect that:

                     (i) The Company has been duly incorporated, and is validly existing as a corporation in good standing under the laws of the State of New Jersey and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except where failure to qualify would not have a materially adverse effect upon the Company and its consolidated subsidiaries taken as a whole;

                      (ii) Each of the following subsidiaries of the Company:
                  MSD Ireland (Holdings) S.A., Merck Sharp & Dohme (Ireland) Ltd., MSD Overseas Finance, Merck Sharp & Dohme Quimica de Puerto Rico, Inc., Merck Sharp & Dohme Limited, Merck Sharp & Dohme (Italia) S.p.A., Merck Sharp & Dohme B.V., Laboratoires Merck Sharp & Dohme - Chibret SNC, Banyu Pharmaceutical Co., Ltd., Financiere MSD S.A.S., MSD Overseas Manufacturing Co. and Merck Sharp & Dohme Overseas Finance has been duly incorporated, and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to qualify would not have a materially adverse effect upon the Company and its consolidated subsidiaries taken as a whole;

                     (iii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation or proceedings which individually are not material to the Company and its subsidiaries taken as a whole; to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or others; and such counsel has not received notice that any such proceedings are contemplated by governmental authorities;

                     (iv) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

                       (v) Any series of Securities established on or prior to
                  the date of such opinion has been duly authorized and established in conformity with the Indenture, and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture and delivered against payment as contemplated by this Agreement, such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, it being understood that such counsel may (a) assume that at the time of the issuance, sale and delivery of each Security the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security, (b) assume that neither the issuance, sale and delivery of any Security, nor any of the terms of such Security, nor compliance by the Company with such terms, will violate any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company, and (c) state that as of the date of such opinion a judgment for money in an action based on Securities denominated in foreign currencies or currency units in a Federal or State court in the United States ordinarily would be enforced in the United States only in United States dollars, and that the date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Security is denominated into United States dollars will depend upon various factors, including which court renders the judgement;

                      (vi) The Indenture has been duly authorized, executed and
                  delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                     (vii) The issue and sale of the Securities and the
                  compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any applicable Terms Agreement with respect to the Securities will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their proper ties; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue and sale by the Company of the Securities or the execution and delivery and performance by the Company of this Agreement, any applicable Terms Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State Securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Agents;

                    (viii) The documents incorporated by reference in the
                  Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                      (ix) The Registration Statement and the Prospectus as
                  amended and supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion for the Securities (other than the financial statements and related schedules therein, as to which counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of such opinion, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or that, as of the date of such opinion, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

                  (d) Not later than 10:00 a.m., New York City time, on the Commencement Date, the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex IV hereto;

                  (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the consolidated capital stock (except for the issuance of shares of common stock pursuant to the Company's savings, incentive stock and executive incentive plans) or any increase in the consolidated long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                  (f) There shall not have occurred any of the following: (i) a suspension of trading of the Company's Common Stock by the Commission or the New York Stock Exchange precipitated by the announcement by the Company of a material adverse event with respect to the Company's business or financial position; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities;
         (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (iv) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated by the Prospectus as amended or supplemented; (v) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; or (vi) any public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; and

                  (g) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections
         (a) and (e) of this Section 6, and as to such other matters as such Agent may reasonably request.

                  7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the

Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

                  (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

                  (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

                  (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                  8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

                  9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statements as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

                  10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and (z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a),
Section 4(d), Section 4(e), Section 5, Section 7, Section 8 and Section 9 hereof are concerned.

                  11. Except as otherwise specifically provided herein or in the Administrative Procedures, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 85 Broad Street, New York, New York 10004, Telephone no.: 212-902-6685, facsimile transmission no.: 212-902-3000,
Attention: Registration Department; and if to J.P. Morgan Securities Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 60 Wall Street, New York, New York 10260- 0060, facsimile transmission no.: 212-837-5909, Attention: Medium Term Note Desk, Third Floor; and if to Morgan Stanley & Co. Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, facsimile transmission no.: 212-761-0780, Attention: Manager, Credit Department with a copy to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, facsimile transmission no.: 212-761-0687 Attention: Managing Director, Debt Syndicate; and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to the address of the Company set forth in the Registration Statement, Attention: Secretary.

                  12. This Agreement and any Terms Agreement (or other agreement for the purchase of particular Securities pursuant to Section 2(b)) shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

                  13. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "Business Day", when used with respect to any place of payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that place of payment are authorized or obligated by law or executive order to close.

                  14. THIS AGREEMENT AND ANY TERMS AGREEMENT (OR OTHER AGREEMENT FOR THE PURCHASE OF PARTICULAR SECURITIES MADE PURSUANT TO SECTION 2(B)) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  15. This Agreement and any Terms Agreement (or other agreement for the purchase of particular Securities made pursuant to Section 2(b)) may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                           Very truly yours,

                                           MERCK & CO., INC.



                                           By: /s/Caroline Dorsa
                                              ----------------------------------
                                                  Caroline Dorsa
                                              Vice President and Treasurer

Accepted in New York, New York
  as of the date hereof




 /s/Goldman, Sachs & Co.
---------------------------------------
        (Goldman, Sachs & Co.)



J.P. MORGAN SECURITIES INC.



By:   /s/Margaret Brody
     ----------------------------------
     Name: Margaret Brody
     Title:  Managing Director



MORGAN STANLEY & CO. INCORPORATED




By:   /s/Michael Fusco
---------------------------------
     Name: Michael Fusco
     Title:  Vice President

                                                                         ANNEX I


                  The Issuer agrees to pay each Agent a commission equal to the following percentage of the principal amount of Securities sold to purchasers solicited by such Agent:


                                                          Commission Rate
                                                        (as a percentage of
           Term                                          principal amount)
           ----                                         ------------------
From 9 Months to less than 12 months                           .125%
From 12 months to less than 18 months                          .150%
From 18 months to less than 2 years                            .200%
From 2 years to less than 3 years                              .250%
From 3 years to less than 4 years                              .350%
From 4 years to less than 5 years                              .450%
From 5 years to less than 6 years                              .500%
From 6 years to less than 7 years                              .550%
From 7 years to less than 10 years                             .600%
From 10 years to less than 15 years                            .625%
From 15 years to less than 20 years                            .700%
From 20 years to and including 30 years                        .750%
More than 30 years                                               *

------------------
*        To be determined at the time of issuance.

                                                                        ANNEX II


                                MERCK & CO., INC.

                           MEDIUM TERM NOTES, SERIES C
                     DUE 9 MONTHS OR MORE FROM DATE OF ISSUE

                                 TERMS AGREEMENT


                                                              ____________, 19__



[NAME(S) AND ADDRESS(ES)
OF AGENT(S)]

Dear Sir or Madame:

                  Merck & Co., Inc. (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated October 8, 1997 (the "Distribution Agreement"), between the Company on the one hand and Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (the "Agents") on the other, to issue and sell to [NAME(S) OF AGENT(S)] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

                  An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                  Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [NAME(S) OF AGENT(S)] and [NAME(S) OF AGENT(S)] agree[S] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

                  If the foregoing is in accordance with your understanding, please sign and return to us .......... counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                               MERCK & CO., INC.



                                                    By:.....................
                                                       Name:
                                                       Title:

Accepted:



[NAME(S) OF AGENT(S)]



         By:......................
            Name:
            Title:

                                                            Schedule to Annex II

Title of Purchased Securities:

         [  %] Medium-Term Notes, Series C

Aggregate Principal Amount:

         [$          or units of other Specified Currency]

[Price to Public:]

Purchase Price by [Name(s) of Agent(s)]:

                  % of the principal amount of the Purchased Securities [, plus
accrued interest from             to              ] [and accrued amortization,
if any, from          to          ]

Method of and Specified Funds for Payment of Purchase Price:

         [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds]

         [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Indenture:

         Indenture, dated as of April 1, 1991, as amended and supplemented, between the Company and First Trust of New York, National Association, as Trustee

Time of Delivery:

Closing Location:

Maturity:

Interest Rate:

         [  %]

Interest Payment Dates:

         [months and dates]

Redemption Commencement Date (if any):

Redemption Periods (if any):

Redemption Prices (if any):

         The Redemption Price shall initially be ____% of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by ____% of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

Documents to be Delivered:

         The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

                  [(1) The opinion of the General Counsel of the Company referred to in Section 4(h).]

                  [(2)     The accountants' letter referred to in Section 4(i).]

                  [(3)     The officers' certificate referred to in Section
                           4(j).]

Other Provisions:

                                                                        ANNEX IV


                               ACCOUNTANTS' LETTER


                  Pursuant to Section 4(i) and Section 6(d), as the case may be, of the Distribution Agreement, the Company's independent certified public accountants shall furnish letters to the effect that:

                         (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                        (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Agents;

                       (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                        (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) the unaudited condensed consolidated statements
                  of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10- K for the most recent fiscal year;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                         (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                  All references in this Annex IV to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in Section 6(d) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under Section 4(i) thereof.